NASDAQ: OCFC

OceanFirst Financial Corp.
OceanFirst Financial Corp.
John R. Garbarino, Chairman, President & CEO
John R. Garbarino, Chairman, President & CEO
Michael J. Fitzpatrick, Executive Vice President & CFO
Michael J. Fitzpatrick, Executive Vice President & CFO
INVESTOR PRESENTATION
INVESTOR PRESENTATION
FEBRUARY 2008
FEBRUARY 2008
Exhibit 99.1

NASDAQ: OCFC

OceanFirst Financial Corp.
OceanFirst Financial Corp.
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company.  These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions.  The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal
Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

OceanFirst Financial Today
OceanFirst Financial Today
Holding Company for the 106 year old financial services firm serving the community banking needs of the attractive Central New Jersey
Shore growth market between the major metropolitan areas of New
York City and Philadelphia
$1.9 Billion in Assets – 20 OceanFirst Bank branches within a tightly defined market area and 1 satellite loan production office
Emerging from an unfortunate foray into wholesale nonprime
mortgage banking – Columbia Home Loans (CHL)
Transitioning the Bank’s balance sheet to reduce a historical over-
reliance on CD funding and residential mortgage portfolio lending
Growing fee and service charge income through maturity of new business lines and continual product line expansion
Responding to the Economic Environment, Governance, Compliance
& Risk Management challenges of the day

NASDAQ: OCFC 4 Attractive Market Area Attractive Market Area

NASDAQ: OCFC

Ocean County –
Ocean County –
Fastest Growing County in NJ
Fastest Growing County in NJ
558,000 people in Ocean County in 2005
• 9.3% increase since 2000
• Outpacing NJ (3.6% increase)
• Outpacing US (5.3% increase)
$52,065 Ocean County median household income in 2005
• 12.1% increase since 2000
83% Home Ownership in Ocean County
• Outpacing NJ (65%)
• Outpacing US (66%)
Source: US Census Bureau

NASDAQ: OCFC

Ocean County Deposit Market Share
Ocean County Deposit Market Share
Total
# of  Deposits Market
Bank Branches (000) Share %
Commerce 20 $1,753,891 14.9
Wachovia 28 $1,729,790 14.7
Hudson City Savings 12 $1,687,719 14.3
Sovereign 26 $1,445,889 12.3
OceanFirst 16 $1,184,539 10.1
Bank of America 28 $1,049,874 8.9
Source:  FDIC – Data as of June 30, 2007

NASDAQ: OCFC

Growth Opportunities in Market
Growth Opportunities in Market
New Branches Committed
Monmouth
Freehold (2    Office) February 2008
Wall (2
nd
Office) 2009
Ocean
Bayville Q4 2008
Waretown Q4 2008
Toms River (2    Office) 2009
Toms River Headquarters
nd
nd

NASDAQ: OCFC

Ten Years Delivering Shareholder Value
Ten Years Delivering Shareholder Value
Average Annual/Total
Shareholder Return
(1996 – 2006)
15.6%
Note:  Data as of 9/30/06 prior to adverse effects of CHL nonprime mortgage banking write-offs
25.8% 25.8% $10,313,000 $10,313,000 $1,376,000 $1,376,000 Fee and Service Charge Income Fee and Service Charge Income
10.2% 10.2% 14.1% 14.1% 6.0% 6.0% ROE ROE
13.2% 13.2% .80 .80 .27 .27 Annual Dividend Annual Dividend
11.9% 11.9% $1.58 $1.58 $.59 $.59 EPS EPS
CAGR CAGR
Last 12 Months Last 12 Months
Sept. 30, 2006 Sept. 30, 2006
Year Ended Year Ended
Dec. 31, 1997 Dec. 31, 1997
10.3% 10.3% 825,158,000 825,158,000 317,070,000 317,070,000 Core Deposits Core Deposits
9.8% 9.8% $1,714,760,000 $1,714,760,000 $690,306,000 $690,306,000 Total Loans Total Loans
CAGR CAGR 9/30/2006 9/30/2006 12/31/1996 12/31/1996

NASDAQ: OCFC

Loans Loans Sold Sold
–
–
1/1/06 1/1/06
–
–
6/30/07 6/30/07
-0-
-0-
CHL –
CHL –
Nonprime Lending Meltdown
Nonprime Lending Meltdown
- - 93.1% of Total Exposure Covered by all 93.1% of Total Exposure Covered by all
Negotiated Settlements, $447.2 Million Negotiated Settlements, $447.2 Million
$  10.7 Million $  10.7 Million Loss on Sale and Market Writedown on Nonprime Loss on Sale and Market Writedown on Nonprime
Loans Loans – – 2007 2007
$  13.1 Million $  13.1 Million Total Total Provision Provision for for Repurchased Repurchased Loans Loans – – 2006 2006 and and 2007 2007
$    2.0 Million $    2.0 Million Reserve for Repurchased Loans at January 31, 2008 Reserve for Repurchased Loans at January 31, 2008
$ $ Repurchase Requests Outstanding at January 31, 2008 Repurchase Requests Outstanding at January 31, 2008
$68.1 Million $68.1 Million
Loans Repurchased and Retained Loans Repurchased and Retained $  2.5 Million $  2.5 Million
Loans Repurchased and Resold Loans Repurchased and Resold $12.2 Million $12.2 Million
Individual Settlements Individual Settlements $  4.5 Million $  4.5 Million
Comprehensive Settlements Comprehensive Settlements $48.9 Million $48.9 Million
$  68.1 Million $  68.1 Million Repurchase Requests Received and Resolved: Repurchase Requests Received and Resolved:
$480.2 Million $480.2 Million

NASDAQ: OCFC

Mortgage Banking Cyclicality –
Mortgage Banking Cyclicality –
Ends Disastrously
Ends Disastrously
CHL Quarterly EPS Contribution
-0.80
-0.70
-0.60
-0.50
-0.40
-0.30
-0.20
-0.10
0.00
0.10
1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4
2001 2002 2003 2004 2005 2006 2007

NASDAQ: OCFC 11 0 500 1000 1500 2000 2500 Total Assets 2007 Balance Sheet Has Contracted 2007 Balance Sheet Has Contracted At December 31.

NASDAQ: OCFC 12 0 200 400 600 800 1000 1200 1400 1600 Core Deposits CD's 2007 CD Runoff 2007 CD Runoff At December 31. Core deposits include all deposits other than certificates. Core Deposits Stable

NASDAQ: OCFC 13 2007 Mortgage Portfolio Runoff 2007 Mortgage Portfolio Runoff At December 31. Consumer & Commercial Growth 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Consumer Commercial Mortgage

NASDAQ: OCFC

In this Environment……Managing Carefully
In this Environment……Managing Carefully
Recovering from CHL shutdown
Enterprise-wide Risk Management matures
Exercise discipline/restraint in growth initiatives
Take what the market gives without forcing growth
Issue Tier II debt to supplement Capital needs

NASDAQ: OCFC

Current External Challenges
Current External Challenges
Looming recession – economic uncertainty
Aggressive CD pricing dominating consumer choice
Margin pressure from depositor preference shift
Credit market turmoil remains
Tenuous credit quality – real estate valuations

NASDAQ: OCFC

Three Year Business Plan Imperatives
Three Year Business Plan Imperatives
Focus on disciplined de novo branch and core account
development to support the margin, drive asset/revenue growth
Target commercial lending as the focus of portfolio growth,
further improving the loan portfolio mix
Grow non-interest income, a key driver of top-line revenue,
through re-adjustment and maturation of business initiatives
Improve operating efficiency through both revenue enhancement and expense control following the shuttering of CHL
Deliver all financial services within the Bank’s existing geographic market under the strong sales, service and credit cultures
• Capitalizing on the unique advantage of being the local community service minded alternative to mega-banks
• Benefiting in market from TD Bank/Commerce
A challenging return to double-digit EPS growth rates

NASDAQ: OCFC

Targets Need to Reset
Targets Need to Reset
Commercial & Consumer Loan Mix 35% 38%
Revenue Mix (percent of total revenue)
• Fee and Service Charge (4Q 07) 17%        20%
Balance Sheet transformation will drive goal of EPS growth
2007 2010
Core Deposit Mix 65% 70%

NASDAQ: OCFC

Core Deposit Funding
Core Deposit Funding
20 Branches within a tightly defined footprint provide
significant presence, market share
TD Bank/Commerce removes toughest retail competitor
Disciplined de novo branching and core deposit generation
• Over 12 years, 12 branches were opened with an average core deposit mix of 70%
Recent branch activity in our growth market
• New Branches in Barnegat and Little Egg Harbor
• Whiting branch successfully relocated
• 2008 – 2009
– 5 offices committed
Potential De Novo Bank Acquisitions

NASDAQ: OCFC

Non-Interest Income Initiatives
Non-Interest Income Initiatives
Largest reverse mortgage originator headquartered in NJ,
one of a handful of select, nationwide FNMA seller/servicers
• Generating $1.1 million in fee income in 2007 and growing rapidly in fertile market
Trust Department revenues continue to grow
• $1.3 million in 2007
• $126 million assets under management
Internalizing the sale of non-insured alternative investment products currently outsourced to third party provider
• $1.2 million in 2007

NASDAQ: OCFC

Credit Risk Supported by Portfolio Composition
Credit Risk Supported by Portfolio Composition
Commercial Lending
• Diversified, low risk $381 million portfolio
Commercial real estate - 86%    $542,000 average
C & I - 14% $138,000 average
Only 8 large relationships, $7 to $13.2 million exposures
Limited exposure to residential construction lending
• No large, speculative subdivisions
Strong credit quality indicators through 4Q 07
• Non-performing loans total $8.7 million (52 bps of total loans receivable)
$4.0 million – loans aggressively written down following 2007 market retreat
• Net charge-offs of only $470,000 for 2007
• Net charge-offs averaged only 3 bps of net loans over past 10 years

NASDAQ: OCFC

0
2000
4000
6000
8000
10000
12000
14000
16000
18000
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
0
5
10
15
20
25
Cumulative Repurchases Capital Ratio
As of December 31.
Share Repurchase Plans –
Share Repurchase Plans –
Capital Leveraged
Capital Leveraged
6.4%

NASDAQ: OCFC

Repurchase Program Supporting EPS Growth
Repurchase Program Supporting EPS Growth
Repurchased 17.0 million shares in total; 62% of original issue
Current authority for repurchase of 489,000 shares
Current program funding capability with issuance of Tier II Capital
• $5.0 million of subordinated debt issued in 2005
• $12.5 million of trust preferred securities issued during 2006
• $10.0 million of trust preferred securities issued during 2007
• Potential for issuance of additional $10.0 million

NASDAQ: OCFC

Building Additional Shareholder Value
Building Additional Shareholder Value
In the long run, we hope you agree the following
undoubtedly create value for the long term OCFC investor:
• Maturing Enterprise-wide Risk Management commitment
rebuilds OceanFirst credibility to effectively manage risk
• Lower risk, streamlined business plan without Mortgage
Banking subsidiary, providing quality earnings growth
• Attractive cash dividend and potential share repurchases
proactively manage capital and support EPS
• Franchise Value is enhanced in Central
New Jersey Shore Growth Market
• Strong Total Shareholder Returns
are restored for the OCFC investor

NASDAQ: OCFC 24 Thank you for your Thank you for your interest in interest in OceanFirst OceanFirst Financial Corp. Financial Corp.